Exhibit (c)(4)

Confidential Materials Prepared for the Special Committee of the Board of Directors of GasLog Ltd. Project Crown February 21, 2021

Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) for GasLog Ltd. (“GasLog” or the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Special Committee. These materials were compiled on a confidential basis for use of the Special Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof except as required under state or federal securities laws, and may not otherwise be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore, provided that the Special Committee may provide these materials to the Board for its use in evaluating the potential transaction described herein. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein. (i)

Confidential Table of Contents Section Transaction Summary I Situation Overview II Valuation of GasLog III Appendix

Confidential I. Transaction Summary

Confidential Transaction Summary Introduction  Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Special Committee (the “Special Committee”) of the Board of Directors of GasLog Ltd. (“GasLog” or the “Company”) regarding the proposed acquisition by an affiliate of BlackRock Alternative Management, LLC (“BlackRock”) of all common shares in GasLog (each, a “Common Share”) from the holders of such shares other than Common Shares held by the Rolling Shareholders (as defined below) (“Public Shares”) through a merger with the Company (the “Merger”)  The Rolling Shareholders currently own approximately 52.6 million Common Shares representing 55% of the total Common Shares outstanding • The Rolling Shareholders include affiliates of Peter Livanos, the chairman of the Board of Directors of GasLog, affiliates of the Alexander S. Onassis Foundation and others listed on page 4 herein  Pursuant to the agreement and plan of merger among the Company, GEPIF III Crown Bidco L.P. (“Parent”), an affiliate of BlackRock, and GEPIF III Crown MergeCo Limited, a wholly owned subsidiary of Parent (“Merger Sub”) (the “Merger Agreement”), BlackRock will acquire each outstanding Public Share for $5.80 per share (“Merger Consideration”)  GasLog is an owner and operator of a fleet of 20 LNG carrier vessels and is the general partner of and 36% limited partner interest owner in GasLog Partners LP (the “Partnership” or “GasLog Partners”), an owner and operator of a fleet of 15 LNG carrier vessels Source: Public filings 1

Confidential Transaction Summary Background to the Merger  On November 5, 2020, BlackRock proposed to acquire each Public Share for 20% to 30% premium to 30-Day VWAP as of November 3, 2020 ($3.18 to $3.45 per Public Share based on GasLog 30-Day’s VWAP of $2.65 as of November 3, 2020)  On December 8, 2020, Blackrock proposed to acquire each Public Share for $4.10 in cash  In December 2020 and January 2021, Evercore, at the direction of the Special Committee, contacted nine other financial investors to gauge their interest in acquiring the Public Shares and received one additional inbound from a financial investor interested in acquiring the Public Shares  Four potential counterparties signed confidentiality agreements and received confidential data  On January 17, 2021, one counterparty submitted an initial bid but subsequently declined to submit a final proposal  On February 8, 2021, Blackrock submitted a revised offer to acquire each outstanding Public Share for $5.75 per share  On February 10, 2021, the Special Committee and BlackRock reached an understanding for BlackRock to acquire each outstanding Public Share for $5.80 per share subject to negotiation of definitive documents, which included an exclusivity arrangement with BlackRock  The Merger Consideration represents a 17.2% premium to GasLog’s closing share price of $4.95 as of February 19, 2021 and a 22.4% premium to GasLog’s 30-day VWAP of $4.74 per share as February 19, 2021  The Special Committee and Blackrock executed an exclusivity agreement that expires on February 28, 2021 Source: FactSet 2

Confidential Transaction Summary Overview of the Merger (“BlackRock”) 3 Counterparties  GasLog Ltd. (“GasLog”)  GEPIF III Crown Bidco L.P. (“Parent”), an affiliate of BlackRock Alternatives Management, LLC  GEPIF III Crown MergeCo Limited (“Merger Sub”), a wholly subsidiary of Parent Merger Summary  BlackRock to acquire all Common Shares of GasLog not owned by the Rolling Shareholders  GasLog will cease to be a publicly-traded company Consideration  $5.80 per share in cash Timing and Approvals  Recommendation by the Special Committee and Board of Directors of GasLog approval  Requires approval from a majority of all shares outstanding plus at least 50.0% of the Public Shares present at the special shareholder meeting  The Merger is expected to close in Q2 2021 assuming all required approvals and consents are obtained Other  The Merger is taxable to the Public Shareholders  Existing GasLog Series A preference shares to remain outstanding  Existing GasLog bonds and loan facilities to remain outstanding  The Merger will be subject to SEC Rule 13E-3 Evercore has been asked by the Special Committee, whether, in Evercore’s opinion, as of the date of the opinion, the Merger Consideration to be received by the holders of Public Shares (“Public Shareholders”) is fair, from a financial point of view, to the Public Shareholders

Confidential Transaction Summary Organizational Structure Alexander S. Onassis Foundation 11.2 11.6% Source: Public filings 1. 2. Includes two vessel to be delivered in 1H 2020 Includes 2.0% General Partner Interest and Class B Units owned by GasLog 4 Public Shareholders GasLog Ltd. NYSE: GLOG 20 LNG carriers1 Rolling Shareholders ~45% ~55% 100% of GP, no IDRs Shares (MM) % OS ~362% Peter G. Livanos 39.4 40.9% Bruce Blythe 1.2 1.2% Jean Haramis 0.3 0.4% Monhegetti Transport Inc. 0.3 0.3% Dimitris Kolias 0.2 0.2% Stray Shipping Investments 0.0 0.0% Total52.6 55.3% Public Unitholders GasLog Partners LP NYSE: GLOP 15 LNG carriers ~64%

Confidential Transaction Summary Merger Analysis ($ in millions, except per share amounts) Transaction Economics Source and Uses Sources Equity from Rolling Shareholders Cash Contribution from BlackRock Cash from Balance Sheet Merger Consideration 1 Total Shares Outstanding (MM) $5.80 96.3 $305 247 17 GasLog Equity Value Plus: GasLog Consolidated Net Debt as of December 31, 2020 Plus: Preferred Equity Less: Non-controlling Interest2 $559 3,716 474 109 Total Sources $569 Uses Rolling Shareholders Equity Cash Consideration to Public Shareholders Cash Consideration to Management for RSUs and PSUs GasLog Transaction Fees and Expenses $305 247 7 10 Transaction Value $4,857 Premium Metric Total Uses $569 Share Price as of February 19, 2021 10-Day VWAP 30-Day VWAP 60-Day VWAP $4.95 4.78 4.74 4.32 17.2% 21.3% 22.4% 34.3% Transaction Value / 2020A EBITDA (Transaction Value + 2021E Growth Capital Expenditures) / 2021E EBITDA3 $458 554 10.6x 9.6 Dividend Yield 2021E $0.45 7.8% Source: GasLog management, public filings, Bloomberg Note: EBITDA on a consolidated basis 1. 2. 3. Transaction only considers shares not held by Rollover Shareholders and equating to approximately 45% of equity Market Value of public unitholders’ ownership in the Partnership as of February 19, 2021 Includes approximately $477 million of capital expenditures for remaining new build capital expenditures. Annualized 2H 2021 EBITDA 5

Confidential Transaction Summary Summary of Marketing Process Parties that Reached Out to GasLog Parties that Evercore Contacted1 9 2 Parties that Signed Confidentiality Agreements 5 Parties that Submitted Initial Bids 2 Parties that Submitted Final Bids 1 Screened numerous other parties and reached out to highly likely parties believed to fit the criteria of investing in minority interest and investing at a size level consistent with that of the Public Shareholders’ interest in GasLog 1. 6

Confidential Transaction Summary Evercore Evaluation Process  In connection with its review of the Merger, Evercore has, among other things:  Reviewed certain publicly-available historical business and financial information relating to the Company that we deemed relevant, including as set forth in the Annual Report on Form 20-F for the year ended December 31, 2019, the Quarterly Report on Form 6-K for the quarter ended September 30, 2020, and certain Current Reports on Form 6-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Company; Reviewed certain publicly-available historical business and financial information relating to Partnership that we deemed relevant, including as set forth in the Annual Report on Form 20-F for the year ended December 31, 2019, the Quarterly Report on Form 6-K for the quarter ended September 30, 2020, and certain Current Reports on Form 6-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Partnership; Reviewed publicly-available research analyst price targets and estimates for the Company’s future financial performance on a standalone basis; Reviewed certain internal projected financial and operating data relating to the Company and the Partnership prepared and furnished to us by management of the Company and the Partnership, respectively, as approved for our use by the Company (collectively, the “Forecasts”); Discussed with management of the Company and the Partnership, respectively, their assessment of the past and current operations of the Company and the Partnership, the current financial condition and prospects of the Company and the Partnership and the Forecasts; Reviewed the reported prices and the historical trading activity of the Common Shares and the common units of the Partnership; Compared the financial performance of the Company and the Partnership and their stock market trading multiples with those of certain other publicly traded companies and partnerships that we deemed relevant; Compared the financial performance of the Company and the Partnership and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant; Performed discounted cash flow analyses for the Company and the Partnership based on the Forecasts and other data provided by management of the Company and the Partnership, respectively; Performed a price to net asset value analysis for the Company and the Partnership based on the Forecasts and other data provided by management of the Company and the Partnership, respectively; Reviewed the financial terms and conditions of the Merger Agreement; and Performed such other analyses and examinations and considered such other factors that we deemed appropriate.            7

Confidential II. Situation Overview

Confidential Situation Overview GasLog Summary Market Data Market Capitalization ($ in millions, except per share amounts) Consolidated Balance Sheet and Credit Data As of February 19, 2021 As of December 31, 2020 Unconsolidated Consolidated Cash and Marketable Securities $367 Total Debt 4,083 Fully-Diluted Shares Outstanding Common Share Price 96.3 $4.95 96.3 $4.95 Net Debt Plus: Noncontrolling Interest1 Plus: Liquidation Value of Preferred Equity $3,716 942 474 Total Equity Value Plus: Liquiduation Value of Preferred Equity Plus: Net Debt $477 115 2,534 $477 474 3,716 Plus: Shareholders' Equity1 623 Net Book Capitalization $5,754 Plus / (Less): Equity Value of GLOP Units2 (61) 109 Enterprise Value $3,064 $4,775 Net Debt / Net Book Cap Net Debt / 2020A EBITDA Net Debt / 2021E EBITDA Net Debt / 2022E EBITDA 64.6% 8.1x 7.0 6.4 Factset Consensus GasLog Financial Projections 3 Unconsolidated Consolidated Unconsolidated Consolidated Metric Multiple Metric Multiple Metric Multiple Metric Multiple EV/EBITDA 2021E 2022E $347 382 8.8x 8.0 $531 550 9.0x 8.7 $329 365 9.3x 8.4 $531 577 9.0x 8.3 Share Price $20.00 $1.00 On June 22, 2020, the Company completed a $36 million $15.00 $0.75 $10.00 $0.50 $5.00 $0.25 $--$--2/19/19 6/20/19 10/20/19 2/19/20 Dividend per Share 6/20/20 Share Price 10/20/20 2/19/21 Source: FactSet, public filings, GasLog Financial Projections 1. 2. 3. Book Value As of September 30, 2020 Market value as of February 19, 2021 Unconsolidated EBITDA includes GLOG asset EBITDA only 8 Dividend per Share Share Price private common equity placement to the Reference Shareholders at a price of $2.50 per Common Share to fund a liquidity shortfall at the Company

Confidential Situation Overview GasLog Partners Summary Market Data Market Capitalization ($ in millions, except per unit amounts) Balance Sheet and Credit Data As of February 19, 2021 As of December 31, 2020 Cash and Marketable Securities $104 Fully-Diluted Units Outstanding Common Unit Price 50.6 $3.36 Total Debt 1,306 Net Debt Plus: Liquidation Value of Preferred Equity $1,203 359 Total Equity Value Plus: Liquiduation Value of Preferred Equity Plus: Net Debt $170 359 1,203 Plus: Partners' Capital1 581 Net Book Capitalization $2,142 Enterprise Value $1,731 Net Debt / Net Book Cap Net Debt / 2020A EBITDA Net Debt / 2021E EBITDA Net Debt / 2022E EBITDA 56.1% 5.2x 6.0 5.7 Factset Consensus GasLog Partners Financial Projections Metric Multiple Metric Multiple EV/EBITDA 2021E 2022E $203 187 8.5x 9.2 $200 210 8.7x 8.2 Unit Price $25.00 $20.00 $15.00 $10.00 $5.00 $--that it is engaging third-party advisors to evaluate $2.50 $2.00 $1.50 $1.00 $0.50 $--2/19/19 6/20/19 10/20/19 2/19/20 Distributions per Unit 6/20/20 Unit Price 10/20/20 2/19/21 Source: FactSet, public filings, GasLog Partners Financial Projections 1. As of September 30, 2020 9 Distributions per Unit Unit Price On November 10, 2020, the Partnership announced strategic alternatives

Confidential Situation Overview Industry Trends Spot Rate ($ / day) LNG Carrier Asset Prices & 1yr TC Rate Annual Rate Summary 160K CBM 145K CBM $210,000 $200 $120,000 51,754 47,790 41,369 $188 $180 $90,000 $140,000 $160 $60,000 $52,400 $70,000 $145 $56,250 $140 $30,000 $40,500 $120 $ - $ - Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20Feb-21 Jan-18 Aug-18 Mar-19 Nov-19 Jun-20 Feb-21 LNG 160K CBM LNG 145K CBM 5 Year Old 160K CBM 174k CBM Newbuild 174k 1yr TC Rate Source: Clarksons 10 ($ / day) Asset Values ($ in Millions) 1yr TC Rates ($ / Day) 2018 $87,963 $ 2019 69,498 2020 59,610 There has been limited S&P activity in the market, with only 3x160k CBM vessels sold in 2019 and 1 vessel sold in 2020

Confidential Situation Overview Industry Trends (cont’d) LNG Capacity, Liquefaction Utilization Rate and LNG Exports 700 600 500 400 300 200 100 0 100.0% 95.0% 90.0% 85.0% 80.0% 75.0% 70.0% 65.0% 2015A 2016A 2017A 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Liquefaction Capacity - Nameplate Liquefaction Capacity - Available LNG Exports Utilization Rate - Available (%) Orderbook (% of Total Fleet) LNG Carrier Newbuild Delivery Schedule (# Vessels) 45.0% 36.0% 43 39 4% 27.0% 18.0% 18 9.0% 0.0% Jan-10 Mar-12 Jun-14 Aug-16 Nov-18 Feb-21 2018A2019A 2020A2021E2022E2023E2024E Implied Required Vessels1 LNG Orderbook Vessel Schedule for Delivery Source: Clarksons and Evercore ISI 1. Implied vessels are for projects under construction 11 Billion Cubic Meters per Year 56 57 47 14 272727 31 9 22 40.7% 24. 15.3% While continued growth in LNG trade is expected, a number of LNG projects have been delayed or cancelled for various reasons, resulting in less capacity coming online than initially expected. Given the anticipated delivery schedule a near-to-medium term overcapacity of LNG transportation may occur

Confidential Situation Overview GasLog Six-Month Share Price Performance $7.00 5,000 4,500 $6.00 4,000 $5.00 3,500 $4.95 3,000 $4.00 2,500 $3.00 2,000 1,500 $2.00 1,096 1,000 $1.00 500 $ - - Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Volume (000s) Share Price Source: FactSet as of February 19, 2021 12 Volume (000s) Share Price ($) 11/3/20: Blackrock propo acquire each public share for $3.18 to $3.45 per Public Share 2/08/21: Blackrock submitted a revised offer to acquire each outstanding Public Share for $5.75 per share 9/17/20: Announced appointment of Kristin Holth as an independent director to the Board 11/10/20: Reported Q3 12/08/20: Blackrock proposed to acquire each Public Share for $4.10 in cash sed to financial results 12/09/20: Announced a dividend of $0.546875/share on its series A preference shares 2/10/21: BlackRock granted exclusivity in exchange for increasing its offer to $5.80/share

Confidential Situation Overview Indexed Share Price Performance YTD – GLOG Shares Have Significantly Underperformed the Market Throughout the Pandemic 50% 25% 21% 0% (7%) (25%) (38%) (50%) (75%) (79%) (100%) Jan-20 Mar-20 May-20 Jul-20 Oct-20 Dec-20 Feb-21 LNG Marine C-Corps1 LNG Marine MLPs 2 GLOP S&P 500 Source: FactSet as of February 19, 2021 1. 2. Includes FLNG and HLNG, weighted by market cap Includes DLNG, HMLP and TGP, weighted by market cap 13 GLOG (49%) Since 1/1/2020 Since 3/15/2020 2021 YTD GLOG(49%) 23% 33% GLOP (79%) 47% 24% LNG Marine C-Corps (38%) 80% 15% LNG Marine MLPs (7%) 59% 15% S&P 500 21% 44% 4%

Confidential Situation Overview Wall Street Research Outlook GLOG Share Price Target Summary Analyst Recommendation Summary Firm Analyst Date Recommendation Tgt. Price $5.60 3.70 5.00 5.50 10.00 5.00 3.50 3.50 6.00 3.50 DNB Markets Cleaves Stifel Jefferies BTIG Evercore ISI Pareto Webber Clarksons Fearnley Mats Bye Joakim Hannisdahl Benjamin J. Nolan Randy Giveans Gregory Lewis Jonathan B Chappell Eirik Haavaldsen Michael Webber Omar Nokta Espen L. Fjermestad 15 Feb '21 15 Feb '21 9 Feb '21 29 Jan '21 29 Jan '21 27 Jan '21 20 Jan '21 13 Nov '20 10 Nov '20 22 Jun '20 Buy Sell Buy Buy Buy Hold Sell Hold Buy Hold Sell 20% Buy 50% Hold 30% Company vs. Consensus EBITDA Projections (Consolidated) $580 $577 $550 $531 $531 $502 $458 $453 2020A 2021E 2022E 2023E Company Consensus Source: Wall Street research, FactSet as of February 19, 2021 14 Median: Mean: $5.00 5.13 Low: 3.50 High: 10.00 Current Price: 4.95 % Premium / (Discount) 1.0%

Confidential Situation Overview GasLog and GasLog Partners Chartering Overview Ve sse l Propulsion Built Capacity (cbm) Charte re r Q4 2021 2022 2023 2024 2025 Firm period Optional period Available./short-term charter Source: GasLog management 15 GasLog GasLog Ltd. Charte re d Fle e t Methane Lydon Volney Steam 2006 145,000 GasLog Salem TFDE 2015 155,000 Methane Julia Louise TFDE 2010 170,000 End 2026 GasLog Singapore TFDE 2010 155,000 End 2031 GasLog Hong Kong X-DF 2018 174,000 End 2025 GasLog Genoa X-DF 2018 174,000 End 2027 GasLog Houston X-DF 2018 174,000 End 2028 GasLog Gladstone X-DF 2019 174,000 End 2029 GasLog Warsaw X-DF 2019 180,000 End 2029 GasLog Windsor X-DF 2020 180,000 End 2027 GasLog Wales X-DF 2020 180,000 End 2032 GasLog Westminster X-DF 2020 180,000 End 2027 GasLog Georgetown X-DF 2020 174,000 End 2027 Hull 2301 X-DF 2021 174,000 End 2028 Hull 2311 X-DF 2021 180,000 End 2028 Hull 2312 X-DF 2021 180,000 End 2028 GasLog Ltd. Ve sse ls in the Spot M arke t GasLog Chelsea TFDE 2010 153,600 Spot GasLog Savannah TFDE 2010 155,000 Spot GasLog Skagen TFDE 2013 155,000 Spot GasLog Saratoga TFDE 2014 155,000 Spot GasLog Partne rs LP GasLog Partners Methane Rita Andrea Steam 2006 145,000 GasLog Sydney TFDE 2013 155,000 Methane Jane Elizabeth Steam 2006 145,000 Methane Heather Sally Steam 2007 145,000 GasLog Seattle TFDE 2013 155,000 Solaris TFDE 2014 155,000 GasLog Santiago TFDE 2013 155,000 Methane Shirley Elisabeth Steam 2007 145,000 GasLog Shanghai TFDE 2013 155,000 Methane Alison Victoria Steam 2007 145,000 GasLog Geneva TFDE 2016 174,000 GasLog Gibraltar TFDE 2016 174,000 Methane Becki Anne TFDE 2010 170,000 GasLog Greece TFDE 2016 174,000 End 2026 GasLog Glasgow TFDE 2016 174,000 End 2026

Confidential Situation Overview GasLog Partners Financial Projections ($ in millions, except per unit amounts) For the Years Ending December 31, 1 2020A 2021E 2022E 2023E 2024E 2025E Average Vessels On the Water Average Charter Rate per TFDE Vessel ($000 / Day) Average Charter Rate per Steam Vessel ($000 / Day) Number of Dry-docks Number of Spot Vessels in Period 15.0 $47.0 19.6 4.0 3.5 15.0 $54.7 23.0 5.0 7.0 15.0 $64.3 35.5 1.0 9.0 15.0 $65.0 40.0 3.0 12.0 15.0 $65.0 40.0 2.0 13.0 15.0 $65.0 40.0 4.0 13.0 Revenue Less: Direct Operating Expenses Less: G&A $323.2 (74.8) (19.0) $291.0 (77.2) (14.1) $303.6 (79.3) (14.2) $313.7 (80.7) (14.3) $314.9 (81.4) (14.4) $311.2 (82.6) (14.5) EBITDA Less: Change in Working Capital Less: Capital Expenditures Plus / Less: Other $229.5 (12.0) (22.6) (4.5) $199.7 (14.4) (28.8) 0.3 $210.1 0.8 (14.3) 0.3 $218.7 0.1 (17.1) 0.3 $219.1 (0.0) (8.7) 0.3 $214.2 0.0 (16.8) 0.3 Unlevered Free Cash Flow Less: Interest Expense Less: Preferred Equity Dividend $190.4 (47.1) (30.3) $156.8 (45.4) (30.3) $196.9 (44.3) (30.3) $202.0 (41.0) (30.3) $210.6 (37.7) (30.3) $197.7 (36.1) (30.3) Levered Free Cash Flow Less: Debt Amortization $113.0 (107.3) $81.0 (109.7) $122.3 (109.7) $130.7 (109.7) $142.6 (109.7) $131.3 (109.6) Levered Free Cash Flow After Debt Amortization Total Distributions $5.7 $39.2 ($28.6) $1.9 $12.6 $2.0 $21.0 $2.0 $33.0 $2.0 $21.7 $2.0 Total Common Units Outstanding 47.5 47.9 48.3 48.8 49.2 49.6 Levered Free Cash Flow After Debt Amortization Surplus / (Deficit) ($33.5) ($30.6) $10.6 $19.0 $31.0 $19.7 Source: GasLog management 1. Incorporates 4Q 2020 results to be announced on February 22, 2021 16 Unlevered Free Cash Flow per Unit$4.01$3.27$4.07$4.14$4.28$3.99 Levered Free Cash Flow per Unit2.381.692.532.682.902.65 Levered Free Cash Flow After Debt Amortization per Unit0.12(0.60)0.260.430.670.44 Distribution Per Unit0.830.040.040.040.040.04

Confidential Situation Overview GasLog Partners Financial Projections – Sources and Uses ($ in millions) For the Years Ending December 31, 1 2020A 2021E 2022E 2023E 2024E 2025E Sources Levered Free Cash Flow After Debt Amortization Surplus / (Deficit) Proceeds from Refinancing Cash from Balance Sheet ($33.5) 480.0 --($30.6) --31.1 $10.6 ---- $19.0 ---- $31.0 302.9 --$19.7 282.1 --Total Sources $446.4 $0.5 $10.6 $19.0 $333.8 $301.8 Uses Debt Refinanced Financing Fees Other Cash to Balance Sheet $433.4 4.5 1.7 6.9 $--0.2 0.3 --$--0.2 --10.4 $--0.2 --18.8 $302.9 3.1 --27.8 $282.1 4.0 --15.7 Total Uses $446.4 $0.5 $10.6 $19.0 $333.8 $301.8 Capitalization Debt Less: Cash $1,306.3 (103.7) $1,200.2 (72.6) $1,094.1 (83.0) $987.8 (101.8) $878.5 (129.6) $767.7 (145.3) Net Debt $1,202.6 $1,127.6 $1,011.1 $886.0 $748.9 $622.4 Debt / EBITDA Net Debt / EBITDA 5.7x 5.2 6.0x 5.6 5.2x 4.8 4.5x 4.1 4.0x 3.4 3.6x 2.9 Source: GasLog management 1. Incorporates 4Q 2020 results to be announced on February 22, 2021 17

Confidential Situation Overview GasLog Financial Projections ($ in millions, except per share amounts) For Years Ending December 31, 2020A1 2021E 2022E 2023E 2024E 2025E Average Vessels On the Water Average Charter Rate per Vessel ($000 / Day) Average Charter Rate per TFDE Vessel ($000 / Day)2 Average Charter Rate per X-DF Vessel ($000 / Day) Average Charter Rate per Steam Vessel ($000 / Day) Number of Dry-docks Number of Spot Vessels in Period 15.0 $60.5 39.5 55.1 20.8 4.0 2.0 18.9 $64.2 45.8 70.1 26.2 1.0 5.0 20.0 $66.5 56.6 75.0 35.5 --5.0 20.0 $66.2 57.9 75.0 40.0 4.0 5.0 20.0 $66.6 57.9 75.0 40.0 4.0 5.0 20.0 $65.7 57.9 75.0 40.0 8.0 6.0 Revenue Plus: GasLog Partners Management Fee Plus: Income from GasLog Partners Less: Direct Operating Expenses $329.0 21.0 12.0 (81.2) $440.1 18.8 13.7 (98.6) $483.0 19.2 17.6 (105.9) $480.7 19.2 21.7 (108.3) $483.3 19.3 23.0 (109.8) $477.2 19.3 22.9 (111.9) Less: G&A (43.6) (30.9) (31.2) (31.5) (31.8) (32.1) Deconsolidated EBITDA Less: Difference in GasLog Partners Distributions vs. Net Income Less: Change in Working Capital Less: Capital Expenditures $237.2 0.7 12.4 (699.7) $343.1 (13.1) 2.3 (507.3) $382.7 (16.9) 8.7 (5.6) $381.9 (21.1) (0.0) (13.8) $384.0 (22.3) (0.1) (13.1) $375.5 (22.2) (0.8) (28.0) Plus / Less: Other (10.0) 3.2 3.2 3.2 3.3 3.3 Unlevered Free Cash Flow Less: Interest Expense ($459.5) (108.7) ($171.8) (127.5) $372.1 (128.0) $350.3 (125.4) $351.8 (124.2) $327.8 (124.2) Less: Preferred Equity Dividend (7.5) (10.1) (10.1) (10.1) (10.1) (10.1) Levered Free Cash Flow Less: Finance Lease Amortization ($575.7) (10.0) ($309.3) (10.7) $234.1 (9.0) $214.8 (9.5) $217.6 (10.0) $193.5 (10.5) Less: Debt Amortization (112.0) (153.2) (152.9) (152.9) (152.9) (151.7) Levered Free Cash Flow After Debt Amortization Total Dividends ($697.7) $25.6 ($473.3) $42.8 $72.1 $57.1 $52.4 $57.1 $54.7 $57.1 $31.3 $57.1 Total Shares Outstanding 88.0 95.2 95.2 95.2 95.2 95.2 Levered Free Cash Flow After Debt Amortization Surplus / (Deficit) Source: GasLog management ($723.3) ($516.1) $15.0 ($4.7) ($2.4) ($25.8) 1. 2. Incorporates 4Q 2020 results to be announced on February 22, 2021 Represents the average dayrates of 155,000 CBM and 174,000 CBM TFDE vessels 18 Unlevered Free Cash Flow per Share($5.22)($1.81)$3.91$3.68$3.70$3.44 Levered Free Cash Flow per Share(6.54)(3.25)2.462.262.292.03 Levered Free Cash Flow After Debt Amortization per Share(7.93)(4.97)0.760.550.570.33 Dividend Per Share0.290.450.600.600.600.60

Confidential Situation Overview GasLog Financial Projections – Sources and Uses ($ in millions) For the Years Ending December 31, 1 2020A 2021E 2022E 2023E 2024E 2025E Sources Levered Free Cash Flow After Debt Amortization Surplus / (Deficit) Bonds Issued Change in Restricted Cash Mortgage Debt Drawdown Common Equity Proceeds ($723.3) ---- 1,655.9 35.0 ($516.1) --0.3 471.9 --$15.0 315.0 ---- --($4.7) ---- ---- ($2.4) 98.6 ---- --($25.8) ---- 568.1 --Cash from Balance Sheet --182.7 --5.1 4.5 33.8 Total Sources $967.6 $138.7 $330.0 $0.4 $100.6 $576.1 Uses Debt Refinanced Financing Fees Share Repurchases Foreign Exchange Impact $835.0 30.5 3.5 1.8 $130.9 7.9 ---- $315.0 7.5 ---- $--0.4 ---- $98.6 2.1 ---- $568.2 7.9 ---- Cash to Balance Sheet 96.7 --7.5 ---- --Total Uses $967.6 $138.7 $330.0 $0.4 $100.6 $576.1 Consolidated Capitalization Debt Including Financing Leases $4,083.2 $4,156.4 $3,891.7 $3,633.0 $3,368.6 $3,096.7 Less: Cash (367.3) (153.5) (171.4) (185.0) (208.4) (190.3) Net Debt Debt / EBITDA Net Debt / EBITDA Deconsolidated Capitalization Debt Including Financing Leases Less: Cash $3,716.0 8.9x 8.1 $4,003.0 7.8x 7.5 $3,720.4 6.7x 6.5 $3,447.9 6.3x 5.9 $3,160.2 5.8x 5.4 $2,906.4 5.4x 5.1 $2,797.6 (263.5) $2,976.9 (80.9) $2,818.3 (88.4) $2,665.8 (83.3) $2,510.8 (78.8) $2,349.7 (45.0) Net Debt $2,534.1 $2,896.1 $2,729.9 $2,582.6 $2,432.0 $2,304.7 Debt / EBITDA Net Debt / EBITDA 11.8x 10.7 8.7x 8.4 7.4x 7.1 7.0x 6.8 6.5x 6.3 6.3x 6.1 Source: GasLog management 1. Incorporates 4Q 2020 results to be announced on February 22, 2021 19

Confidential III. Valuation of GasLog

Confidential Valuation of GasLog Summary Valuation of GasLog Price Target EBITDA $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $2.07 $--High of Equity and High of Equity 2021E Run-Rate 7.0x - 9.0x 1. 2. Based on an average of appraisals from Fearnleys and Braemar ACM as of December 2020 and an average of reported net asset value from equity research analysts Based on low and high of reported net asset value from equity research analysts 20 For Reference Only Discounted Cash Flow Peer Trading Precedents EBITDA Exit Multiple Perpetuity Growth Rate Useful Life DCF EV / 2021E EBITDA EV / 2022E EBITDA Price / Net Asset Value1 EV / 2021E 52-Week Share Price Range Premiums Paid Equity Research Analyst NAV2 Equity Research $10.00 $12.43 $8.76 $8.22 $8.32 $8.32 $7.15 $6.85 $6.35 $6.33 $5.56 $3.47 $5.33 $3.91 $3.50 $3.68 $--$2.92 $2.26 $1.87 $1.25 GasLog WACC: 8.0% – 9.0% GasLog WACC: 8.0% – 9.0% WACC: 8.0% – 9.0% GasLog 2021E EBITDA Multiple: 8.5x - 10.0x GasLog 2022E EBITDA Multiple: 8.5x - 10.0x Broker P / NAV Multiple: 0.65x - 1.05x GasLog 2021E Run-Rate EBITDA Multiple: 7.5x - 9.5x Based on on Low and High of Past 52 Weeks Based on 25th and 75th percentile of the One-Day, One-Week and One-Month Premiums Paid Based on Low and Research Analyst NAVs2 Based on the Low Research Analyst Price Target GasLog 2025E EBITDA Exit Multiple: 8.5x – 9.5x GasLog Perpetuity Growth Rate: 1.75% – 2.25% GasLog Partners 2021E EBITDA Multiple: 8.5x - 10.0x GasLog Partners 2022E EBITDA Multiple: 8.5x - 10.0x Research Analyst P / NAV Multiple: 0.75x - 1.05x GasLog Partners EBITDA Multiple: GasLog Partners WACC: 8.5% – 9.5% GasLog Partners WACC: 8.5% – 9.5% Less: Remaining Newbuild Capital Expenditures GasLog Partners 2025E EBITDA Exit Multiple: 8.5x – 9.5x GasLog Partners Perpetuity Growth Rate: 1.75% – 2.25% Merger Consideration: $5.80 GLOG Share Price as of February 19, 2021: $4.95 Median Equity Research Price Target: $5.00

Confidential Valuation of GasLog Discounted Cash Flow of GasLog ($ in millions, except per share data)  Evercore utilized the following assumptions to analyze GasLog’s discounted cash flows:  Discounted the projected cash flows to January 1, 2021  EBITDA and capital expenditures through December 31, 2025E per the GasLog and GasLog Partners Financial Projections  Assumes GasLog and GasLog Partners tax rate of 0.0%  Mid-point discount rate of 8.5% for GasLog and 9.0% for GasLog Partners utilizing WACC based on CAPM  Terminal value based on a (i) 8.5x to 9.5x EBITDA exit multiple and (ii) 1.75% to 2.25% perpetuity growth rate •Free cash flow adjusted for annualized replacement capital expenditures to reflect required reinvestment to maintain vessel in perpetuity 21

Confidential Valuation of GasLog Discounted Cash Flow of GasLog ($ in millions, except per share data) For the Years Ending December 31, EBITDA Multiple Perpetuity Growth 2021E 2022E 2023E 2024E 2025E Deconsolidated EBITDA1 Less: Capital Expenditures Less: Change in Working Capital $329.4 (507.3) 2.3 $365.2 (5.6) 8.7 $360.2 (13.8) (0.0) $361.0 (13.1) (0.1) $352.6 (28.0) (0.8) $352.6 $352.6 (152.7) ---- Plus / (Less): Other Items 3.2 3.2 3.2 3.3 3.3 Unlevered Free Cash Flow ($172.4) $371.5 $349.6 $351.1 $327.1 $199.9 Terminal Value Exit EBITDA Multiple / Perpetuity Growth Rate 9.0x 2.0% Terminal Value PV of Terminal Value at 8.5% Discount Rate Plus: PV of Unlevered Free Cash Flow at 8.5% Discount Rate $3,173.0 2,110.2 $3,136.4 2,085.9 938.7 Plus: Implied Discounted Cash Flow from GasLog Partners Less: Total Debt Outstanding as of January 1, 20212 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity3 $130.9 $208.2 $21.2 $121.3 ($2,797.6) 263.5 (115.0) ($2,797.6) 263.5 (115.0) Total Shares as of January 1, 2021 96.3 96.3 EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity GasLog Partners LP Value of $130.9 MillIon GasLog Partners LP Value of $21.2 MillIon EBITDA Exit Multiple Perpetuity Growth Rate GasLog Partners LP Value of $208.2 MillIon GasLog Partners LP Value of $121.3 MillIon EBITDA Exit Multiple Perpetuity Growth Rate Source: GasLog management, public filings 22 1. 2. 3. Excludes GasLog’s share of GasLog Partners net income Includes Financing Leases Liquidation value as of January 1, 2021 WACC WACC WACC WACC 1.50% 1.75% 2.00% 2.25% 2.50% 7.5% $8.25 $9.38 $10.61 $11.95 $13.43 8.0% 5.70 9.97 8.5% 3.51 7.08 9.0% 1.61 4.62 9.5% (0.06) 0.52 1.14 1.80 2.52 6.64 7.66 8.76 4.30 5.16 6.08 2.28 3.01 3.79 8.0x 8.5x 9.0x 9.5x 10.0x 7.5% 8.0% 8.5% 9.0% 9.5% $5.10 $6.37 $7.65 $8.92 $10.20 4.48 9.46 3.88 8.75 3.29 8.05 2.72 3.88 5.04 6.20 7.37 5.73 6.97 8.22 5.09 6.31 7.53 4.48 5.67 6.86 1.50% 1.75% 2.00% 2.25% 2.50% 7.5% $7.21 $8.34 $9.57 $10.91 $12.39 8.0% 4.66 8.93 8.5% 2.47 6.04 9.0% 0.57 3.59 9.5% (1.10) (0.52) 0.10 0.77 1.48 5.60 6.62 7.72 3.27 4.12 5.04 1.25 1.97 2.75 8.0x 8.5x 9.0x 9.5x 10.0x 7.5% 8.0% 8.5% 9.0% 9.5% $4.30 $5.57 $6.85 $8.12 $9.40 3.68 8.66 3.08 7.94 2.49 7.24 1.91 3.08 4.24 5.40 6.56 4.92 6.17 7.41 4.29 5.51 6.73 3.68 4.87 6.06 Implied Equity Value per Share$5.51–$6.31$4.12–$5.16 Implied Equity Value$530.7–$608.0$396.8 –$496.8 Implied Enterprise Value$3,048.9–$3,024.6

Confidential Valuation of GasLog Discounted Cash Flow of GasLog Partners ($ in millions, except per unit data) For the Years Ending December 31, EBITDA Multiple Perpetuity Growth 2021E 2022E 2023E 2024E 2025E EBITDA Less: Capital Expenditures Less: Change in Working Capital $199.7 (28.8) (14.4) $210.1 (14.3) 0.8 $218.7 (17.1) 0.1 $219.1 (8.7) (0.0) $214.2 (16.8) 0.0 $214.2 $214.2 (111.9) ---- Plus / (Less): Other Items 0.3 0.3 0.3 0.3 0.3 Unlevered Free Cash Flow $156.8 $196.9 $202.0 $210.6 $197.7 $102.2 Terminal Value Exit EBITDA Multiple / Perpetuity Growth Rate 9.0x 2.0% Terminal Value PV of Terminal Value at 9.0% Discount Rate Plus: PV of Unlevered Free Cash Flow at 9.0% Discount Rate $1,927.5 1,252.7 $1,489.8 968.3 776.0 Less: Total Debt Outstanding as of January 1, 20211 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity2 (1,306.3) 103.7 (358.8) Total Units as of January 1, 20213 50.6 Total Units Owned by GasLog3 18.3 EBIT DA Exit Multiple Sensitivity Perpetuity Grow th Rate Sensitivity EBITDA Exit Multiple Perpetuity Growth Rate Source: GasLog management, public filings 23 1. 2. 3. Includes Financing Leases Liquidation value as of January 1, 2021 Includes general partner, common and Class B units WACC WACC 1.50%1.75%2.00%2.25%2.50% 8.0% 8.5% 9.0% 9.5% 10.0% $115.2$131.9$150.0$169.7$191.1 75.6139.1 41.294.8 10.956.7 (16.0)(7.0)2.612.723.6 89.7104.9121.3 53.266.179.9 21.232.344.1 8.0x8.5x9.0x9.5x10.0x 8.0% 8.5% 9.0% 9.5% 10.0% $143.9$170.2$196.5$222.8$249.2 131.0233.9 118.5219.1 106.3204.6 94.4118.4142.5166.5190.5 156.8182.5208.2 143.7168.8193.9 130.9155.5180.0 Implied GasLog Partners Value to GasLog$168.8$66.1 Implied Price per Unit$9.23–$3.61 Implied Equity Value (100% Interest)$467.4–$183.0 Implied Enterprise Value$2,028.8–$1,744.3

Confidential Valuation of GasLog Key Assumptions for Vessel Useful Life DCF Analysis utilization assumed to decrease to 98.0% in the extrapolated period (i.e., post 2025) Source: GasLog management 24 Assumptions Overview Fleet  GasLog: 20 owned vessels (including 2 to be delivered in 2021)  GasLog Partners: 15 owned vessels  Assumed useful life of 30-years per vessel Utilization  98.45% utilization rate on the fixed vessels per GasLog management (i.e., 2 off-hire days excl. vessels on dry docking); TCE Rates / Revenue Build  TCE / day rates based on contracted rates  Assumes that all ships roll to spot rate business post completion of scheduled charter expiration  Assumes rates per GasLog management through 2025 and forecasted rates below to stay flat post 2025:  TFDE (155,000 CBM & under): $55k / day  TFDE (170,000 CBM & larger): $75k / day  X-DF (174,000 CBM & larger): $75k / day  Steam: $40k / day Broker Commission  Broker commission expenses based on existing contractual terms (0% to ~1.3% of charter revenue) Expenses / Costs  Direct expenses per GasLog management and assumed to grow at 1.5% inflation in the extrapolated period (i.e., post 2025)  Corporate G&A allocated between GLOG and GLOP by vessel; and per GasLog management assumed to grow at 1.5% inflation consistent with direct expenses in the extrapolated period  Dry docking / capex: amount and scheduling per GasLog management and assumed to grow at 1.0% inflation per year thereafter Scrap Value  Scrap value as per GasLog management’s estimate (~$14mm - $17mm per vessel)

Confidential Valuation of GasLog ($ in millions, except per share and per day values) Vessel Useful Life DCF: NAV / Share Sensitivity – GasLog WACC Sensitivity WACC Vessel Type (Value) 8.0% 8.5% 9.0% Steam TFDE X-DF $70 956 2,605 $68 920 2,497 $66 887 2,396 Spot Rate Sensitivity1 % Change in Spot Rates ($K / D) Vessel Type (5.0%) (2.5%) 0.0% 2.5% 5.0% Steam TFDE (155k CBM & under) TFDE (175k CBM & larger) X-DF $38 52 71 71 $39 54 73 73 $40 55 75 75 $41 56 77 77 $42 58 79 79 Source: GasLog management, Wall Street research and FactSet as of February 19, 2021 1. Assumes WACC of 8.5% 25 Mid Asset Value$3,123$3,302$3,485$3,673$3,864 Mid Net Asset Value$151$330$513$701$892 NAV / Share$1.57$3.43$5.33$7.27$9.26 Price / NAV3.15x1.44x0.93x0.68x0.53x Price / NAV 0.72x 0.93x 1.26x NAV / Share $6.85 $5.33 $3.91 Net Asset Value $660 $513 $377 Asset Value $3,631 $3,485 $3,349

Confidential Valuation of GasLog LNG Shipping C-Corps and MLPs: Trading Multiples EV / EBITDA 2021E EV / EBITDA 2022E EV / EBITDA C-Corp MLP MLP (ex. GLOP) C-Corp MLP MLP (ex. GLOP) 2021E 2021E 2022E 2022E Mean Median C-Corp 8.4x 8.4 9.1x 9.0 9.3x 9.4 9.6x 9.6 9.6x 9.6 9.7x 10.0 MLP 9.5x 9.2x 8.8x 8.5x 8.5x Price / NAV Per Share LNG Marine C-Corps LNG Marine MLPs C-Corp MLP 1.17x 1.11x 1.08x Average: 0.86x 1.0x P / NAV 1.00x 0.77x 0.85x 0.62x .62x .33x (Research) (Appraisal)1 (Research) (Appraisal)1 Source: Wall Street research, FactSet as of February 19, 2021 Note: Excludes Golar LNG Partners (GMLP) and Golar LNG (GLNG) due to acquisition announcement by New Fortress Energy on 01/14/21 (closing expected in H1 ’21) 26 1. Based on average of appraisals from Fearnleys and Braemar ACM as of December 2020 Average: 0.74x 0 0 9.6x9.8x9.9x10.3x9.4x10.0x 9.0x8.7x 7.2x

Confidential Valuation of GasLog 2021E Peer Group Trading ($ in millions, except per share/unit amounts) GasLog Low - High Low - High EV / 2021E EBITDA1 $329.4 8.5x - 10.0x $2,799.8 - $3,293.8 49.0 157.2 Plus: Implied Value of GasLog Partners Units Owned by GasLog Less: Total Debt as of January 1, 20212 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity3 (2,797.6) 263.5 (115.0) Total Shares as of January 1, 2021 96.3 GasLog Partners Low - High Low - High EV / 2021E EBITDA $199.7 8.5x - 10.0x $1,697.1 - $1,996.6 Less: Total Debt as of January 1, 20212 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity3 (1,306.3) 103.7 (358.8) Total Units as of January 1, 20214 50.6 Total Units Owned by GasLog4 18.3 Source: GasLog management, public filings 1. 2. 3. 4. Excludes GasLog’s share of GasLog Partners net income Includes Financing Leases Liquidation value as of January 1, 2021 Includes general partner, common and Class B units 27 Implied Value of GasLog Partners units Owned by GasLog $49.0 $157.2 Implied Price per Unit $2.68 $8.59 Implied Equity Value Range $135.7 $435.2 Implied Enterprise Value $1,697.1 - $1,996.6 Metric Data Applied Multiple Range Implied Valuation Implied Price per Share $2.07 $8.32 Implied Equity Value Range $199.7 $802.0 Implied Enterprise Value $2,799.8 - $3,293.8 Metric Data Applied Multiple Range Implied Valuation

Confidential Valuation of GasLog 2022E Peer Group Trading ($ in millions, except per share/unit amounts) GasLog Low - High Low - High EV / 2022E EBITDA1 $365.2 8.5x - 10.0x $3,103.9 - $3,651.7 Plus: Implied Value of GasLog Partners Units Owned by GasLog Less: Total Debt as of January 1, 20212 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity3 81.1 194.9 (2,797.6) 263.5 (115.0) Total Shares as of January 1, 2021 96.3 GasLog Partners EV / 2022E EBITDA $210.1 8.5x - 10.0x $1,785.9 - $2,101.1 Less: Total Debt as of January 1, 20212 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity3 (1,306.3) 103.7 (358.8) Total Units as of January 1, 20214 50.6 Total Units Owned by GasLog4 18.3 Source: GasLog management, public filings 1. 2. 3. 4. Excludes GasLog’s share of GasLog Partners net income Includes Financing Leases Liquidation value as of January 1, 2021 Includes general partner, common and Class B units 28 Implied Value of GasLog Partners units Owned by GasLog $81.1 $194.9 Implied Price per Unit $4.44 $10.66 Implied Equity Value Range $224.6 $539.8 Implied Enterprise Value $1,785.9 - $2,101.1 Metric Data Applied Multiple Range Implied Valuation Low - High Low - High Implied Price per Share $5.56 $12.43 Implied Equity Value Range $536.0 $1,197.5 Implied Enterprise Value $3,103.9 - $3,651.7 Metric Data Applied Multiple Range Implied Valuation

Confidential Valuation of GasLog ($ in millions, except per share values) Appraisal and Research Analyst NAV Perspectives – GasLog NAV / Share Comparison NAV Research Benchmarking $8.00 $5.46 $6.00 $4.00 $2.00 $ - Clarksons (11/10/20) Source: GasLog management, Wall Street research DNB (11/19/20) Jefferies (2/8/21) Webber (11/13/20) Cleaves (1/18/21) Citi (11/11/20) 1. 2. Appraisal estimates as December 2020 For purposes of comparability only reflects brokers that disclose a breakout of their NAV build (Clarksons, Webber and Citi research) 29 $6.33$6.00 $3.48Avg. NAV / Share: $4.25 $2.34$1.87 Selected Research 2 Clarksons Webber Citi 11/10/2020 11/13/2020 11/11/2020 $3,196 $2,295 $3,191 358 261 - $3,554 $2,556 $3,191 (2,944) (2,221) (3,011) $610 $335 $180 96.3 96.3 96.3 $6.33 $3.48 $1.87 Appraisal 1 Fe a rnle ys Bra e ma r Charter Free Asset Value $3,446 $3,545 Mark-to-Market Charter 242 242 Appraisal Ave ra ge $3,496 242 Charter Attached Value $3,688 $3,787 (-) Net Liabilities (2,974) (2,974) $3,737 (2,974) Net Asset Value as of 12/31/2020 $713 $813 $763 Fully Diluted Shares Outstanding 96.3 96.3 96.3 Implied NAV / Share $7.41 $8.44 $7.92

Confidential Valuation of GasLog Price to NAV ($ in millions, except per share/unit amounts) GasLog Low - High Low - High $763.0 0.65x - 1.05x $496.0 - $801.2 Total Shares as of January 1, 2021 96.3 Low - High Low - High $375.0 0.75x - 1.05x $281.3 - $393.8 Total Shares as of January 1, 2021 96.3 Source: GasLog management, Wall Street research 1. 2. Based on average of appraisals from Fearnleys and Braemar ACM as of December 2020. Includes GasLog’s share of GasLog Partners NAV Based on average of reported net asset value from equity research analysts (Clarksons, Webber and Citi research). Includes GasLog’s share of GasLog Partners NAV 30 Implied Price per Share $2.92 $4.09 Implied Equity Value Range $281.3 $393.8 Research Average P / NAV2 Metric Data Applied Multiple Range Implied Valuation Implied Price per Share $5.15 $8.32 Implied Equity Value Range $496.0 $801.2 Average Broker Appraised P / NAV1 Metric Data Applied Multiple Range Implied Valuation

Confidential Valuation of GasLog ($ in millions) Precedent Transactions – EV / EBITDA EV / EBITDA Summary Statistics 9.5x 9.1x 8.0x 7.9x 7.6x 3/14/18 4/20/18 10/29/18 11/27/18 5/27/19 8/19/19 10/1/19 1/13/21 1/13/21 Hygo Energy Transition Global Ship Teekay Golar LNG Target GCI 16 vessels CPLP 11 vessels DryShips Lease Offshore Partners (Exc. Suape) Poseidon Containers New Fortress Energy New Fortress Energy Acquiror Seaspan Starbulk Diamond S Starbulk SPII Holdings Brookfield Transaction Value $1,600 $433 $465 $525 $140 $76 $171 $1,900 $2,180 Consideration Structure Mixed Stock Stock Stock Mixed Cash Cash Mixed Mixed Sector Container Drybulk Drybulk Tanker Drybulk Drybulk MLP Gas Carrier MLP Source: Public filings, press releases, investor presentations, FactSet, CapitalIQ, Wall Street research 31 8.3x 8.5x 5.1x 6.8x Median: 8.0x Average: 7.9x

Confidential Valuation of GasLog 2021E Precedent Transactions ($ in millions, except per share/unit amounts) GasLog EV / 2021E EBITDA1,2 $356.4 7.5x - 9.5x 2,673.1 - 3,385.9 Plus: Implied Value of GasLog Partners Units Owned by GasLog Less: Total Debt as of January 1, 20213 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Remaining New Build Capital Expenditures Less: Preferred Equity4 --74.7 (2,797.6) 263.5 (477.1) (115.0) Total Shares as of January 1, 2021 96.3 GasLog Partners EV / 2021E EBITDA1,2 $196.5 7.0x - 9.0x 1,375.3 - 1,768.3 Less: Total Debt as of January 1, 20213 Plus: Cash and Cash Equivalents as of January 1, 2021 Less: Preferred Equity4 (1,306.3) 103.7 (358.8) Total Units as of January 1, 20214 50.6 Total Units Owned by GasLog5 18.3 Source: GasLog management, public filings 1. 2. 3. 4. Excludes GasLog’s share of GasLog Partners net income Based on run-rate 2H 2021E EBITDA Includes Financing Leases Liquidation value as of January 1, 2021 5. Includes general partner, common and Class B units 32 Implied Value of GasLog Partners units Owned by GasLog ($67.2) $74.7 Implied Price per Unit ($3.67) $4.09 Implied Equity Value Range ($186.0) $206.9 Implied Enterprise Value $1,375.3 - $1,768.3 Metric Data Applied Multiple Range Implied Valuation Low - High Low - High Implied Price per Share ($4.70) $3.47 Implied Equity Value Range ($453.0) $334.5 Implied Enterprise Value $2,673.1 - $3,385.9 Metric Data Applied Multiple Range Implied Valuation Low - High Low - High

Confidential Valuation of GasLog Premiums Paid Analysis  Analysis seeks to understand premiums paid in precedent buyout transactions  Analysis is based on the following parameters  Transactions between $2.5b - $5.0b from the past 10 years where the acquiror held 100% of shares following the transaction  Analysis excludes transactions in which consideration and premium paid are not disclosed Summary Results Transaction Value Consideration Ownership Premium to Pre-Deal Price % Stock & Other % Cash PF % Owned 1-Day 1-Week 1-Month Mean $3,546 Median 3,541 0.0% 100.0% 100.0% 25th Percentile 2,966 0.0% 57.8% 100.0% 75th Percentile 4,059 42.2% 100.0% 100.0% Max 4,990 - - - - - - Min 2,501 - - - - - - # of Transactions 159 159 159 159 159 159 159 Source: Thomson Reuters as of February 2021 33 33.0%35.1%38.9% 28.2%32.3%31.5% 13.1%16.8%19.7% 43.7%45.0%48.6% 25.1%74.9%100.0% FOR REFERENCE ONLY

Confidential Valuation of GasLog Premiums Paid Analysis (cont’d) Summary Premiums Paid 25th Percentile 75th Percentile One-Day Spot Premium Paid $4.95 13.1% 43.7% One-Week VWAP (5 Trading Days) Premium Paid $4.93 16.8% 45.0% One-Month VWAP (20 Trading Days) Premium Paid $4.45 19.7% 48.6% Source: Bloomberg 34 One-Month VWAP Premiums Paid$5.33$6.62 One-Week VWAP Premiums Paid$5.76–$7.15 One-Day Spot Premiums Paid$5.60–$7.11 FOR REFERENCE ONLY

Confidential Appendix

Confidential Appendix Vessel Useful Life DCF: NAV / Share Sensitivity Overview – GasLog GLOG NAV / Share Sensitivity1 % Change in Spot Rates ($K / D) (5.0%) (2.5%) 0.0% 2.5% 5.0% 9.5% 9.0% 8.5% 8.0% 7.5% ($0.82) 0.33 1.57 2.90 4.32 $0.87 2.10 3.43 4.85 6.38 $2.60 3.91 5.33 6.85 8.48 $4.37 5.77 7.27 8.89 10.63 $6.18 7.67 9.26 10.98 12.83 Vessel Type Spot Rate Steam TFDE (155k CBM & under) TFDE (175k CBM & larger) X-DF $38 52 71 71 $39 54 73 73 $40 55 75 75 $41 56 77 77 $42 58 79 79 Source: GasLog management and Wall Street research 1. Reflects outstanding basic shares of 95.2mm plus restricted stock units of 1.1 mm (12/31/20) 35 WACC

Confidential Appendix ($ in millions, except per unit and per day values) Vessel Useful Life DCF: NAV / Share Sensitivity – GasLog Partners WACC Sensitivity WACC Vessel Type (Value) 8.0% 8.5% 9.0% Steam TFDE $409 1,806 $395 1,738 $383 1,675 Spot Rate Sensitivity1 % Change in Spot Rates ($K / D) Vessel Type (5.0%) (2.5%) 0.0% 2.5% 5.0% Steam TFDE (155k CBM & under) TFDE (175k CBM & larger) $38 52 71 $39 54 73 $40 55 75 $41 56 77 $42 58 79 Source: GasLog management, Wall Street research and FactSet as of February 19, 2021 1. Assumes WACC of 8.5% 36 Price / NAV0.54x0.41x0.33x0.27x0.23x NAV / Share$6.18$8.22$10.31$12.45$14.63 Mid Net Asset Value$313$416$522$630$741 Mid Asset Value$1,924$2,028$2,133$2,242$2,352 Price / NAV 0.28x 0.33x 0.38x NAV / Share $11.91 $10.31 $8.81 Net Asset Value $603 $522 $446 Asset Value $2,214 $2,133 $2,058

Confidential Appendix ($ in millions, except per share values) Appraisal and Research Analyst NAV Perspectives – GasLog Partners NAV / Share Comparison NAV Research Benchmarking $8.00 $6.00 $4.00 $3.47 $2.00 $ - Webber (11/13/20) Source: GasLog management, Wall Street research Citi (11/11/20) Jefferies (2/8/21) Clarksons (11/10/20) 1. 2. Appraisal estimates as December 2020 For purposes of comparability only reflects brokers that provides a breakout inclusive of market-to-market charter value (Webber and Citi research) 37 $6.06 $4.15$3.87Avg. NAV / Share: $4.27 Selected Research 2 Webber Citi 11/13/2020 11/11/2020 $1,721 $1,814 170 - $1,891 $1,814 (1,584) (1,604) $307 $210 50.6 50.6 $6.06 $4.15 Appraisal 1 Fe a rnle ys Bra e ma r Charter Free Asset Value $1,991 $2,041 Mark-to-Market Charter 111 111 Appraisal Ave ra ge $2,016 111 Charter Attached Value $2,102 $2,152 (-) Net Liabilities (1,611) (1,611) $2,127 (1,611) Net Asset Value as of 12/31/2020 $491 $541 $516 Fully Diluted Shares Outstanding 50.6 50.6 50.6 Implied NAV / Share $9.70 $10.68 $10.19

Confidential Appendix ($ in millions, except per share amounts) GasLog: Weighted Average Cost of Capital Share / Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Compa ny 2/19/21 Va lue Pre fe rre d Equity Tota l Ca pita liza tion Be ta 1 Be ta 2 C-Corp Flex LNG Hoegh LNG $8.97 2.18 $486.6 168.3 $1,133.5 1,710.0 70.0% 91.0% 1.11 1.57 0.33 0.14 MLP Teekay LNG Partners LP Hoegh LNG Partners LP Dynagas LNG Partners LP $13.36 15.82 2.91 $1,188.2 526.8 103.7 $3,137.3 603.4 745.8 72.5% 53.4% 87.8% 1.09 1.17 0.70 0.30 0.54 0.08 Risk-free Rate 3 Unlevered Beta Debt and Preferred / Total Capitalization Adjusted Levered Equity Beta 2.0% 0.30 70.0% 1.00 Historical MRP CAPM: WACC Sensitivities Historical MRP Adj. Unlevered Beta 0.10 0.25 0.30 0.35 0.40 Supply-Side MRP 60.0% 65.0% 70.0% 75.0% 80.0% Market Risk Premium 4 Small Company Risk Premium 5 Equity Cost of Capital 6 6.2% 7.2% 2.2% D / TC 10.4% 11.4% Pre-Tax Cost of Debt 7 After-Tax Cost of Debt (0% Effective Rate) 7.5% 7.5% Supply-Side MRP Adj. Unlevered Beta 0.10 0.25 0.30 0.35 0.40 60.0% 65.0% 70.0% 75.0% 80.0% 1. 2. 3. 4. 5. 6. 7. Source: Predicted raw betas from Bloomberg; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); assumes 0.0% effective tax rate for partnership and corporations 20-year Treasury as of February 19, 2021 Source: Duff & Phelps 2020 Decile: Micro Cap (9) with equity value range of $230.0 million to $515.6 million Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium D / TC Based on weighted average cost of debt and preferred, including: (i) GasLog’s secured bank debt of (average of ~4.4%), (ii) GasLog’s unsecured notes YTW of ~7.0% extended to 20-years by incorporating ~200 bps premium for U.S. Treasury maturing in 2041 vs 2022 and (iii) GasLog’s Series A Preferred yield of ~9.0% 38 6.9% 8.0% 8.3% 8.7% 9.0% 7.1% 8.1% 8.5% 8.8% 9.2% 7.2% 8.3% 8.7% 9.0% 9.4% 7.4% 8.5% 8.8% 9.2% 9.5% 7.6% 8.6% 9.0% 9.3% 9.7% WACC8.4%8.7% 6.8% 7.7% 8.0% 8.3% 8.6% 7.0% 7.9% 8.2% 8.5% 8.8% 7.1% 8.1% 8.4% 8.7% 9.0% 7.3% 8.2% 8.5% 8.8% 9.1% 7.5% 8.4% 8.7% 9.0% 9.3% WACC GasLog Ltd.$4.95$476.9$4,557.090.5%0.950.09 Mean (Total)74.9%1.130.28 Median (Total)72.5%1.110.30 Mean (MLP Only)71.2%0.980.31 Median (MLP Only)72.5%1.090.30 Mean (C-Corp Only)80.5%1.340.24 Median (C-Corp Only)80.5%1.340.24 CAPM

Confidential Appendix ($ in millions, except per unit amounts) GasLog Partners: Weighted Average Cost of Capital Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Compa ny 2/19/21 Va lue Pre fe rre d Equity Tota l Ca pita liza tion Be ta 1 Be ta 2 MLP Teekay LNG Partners LP Hoegh LNG Partners LP Dynagas LNG Partners LP $13.36 15.82 2.91 $1,188.2 526.8 103.7 $3,137.3 603.4 745.8 72.5% 53.4% 87.8% 1.09 1.17 0.70 0.30 0.54 0.08 Risk-free Rate 3 Unlevered Beta Debt and Preferred / Total Capitalization Adjusted Levered Equity Beta 2.0% 0.30 70.0% 1.00 CAPM: WACC Sensitivities Historical MRP Adj. Unlevered Beta 0.10 0.25 0.30 0.35 0.40 Historica l MRP Supply-Side MRP 60.0% 65.0% 70.0% 75.0% 80.0% Market Risk Premium 4 Small Company Risk Premium 5 Equity Cost of Capital 6 Pre-Tax Cost of Debt 7 After-Tax Cost of Debt (0% Effective Rate) 6.2% 7.2% D / TC 5.0% 13.1% 14.1% 7.5% 7.5% Supply-Side MRP Adj. Unlevered Beta 0.10 0.25 0.30 0.35 0.40 60.0% 65.0% 70.0% 75.0% 80.0% D / TC 1. 2. 3. 4. 5. 6. 7. Source: Predicted raw betas from Bloomberg; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); assumes 0.0% effective tax rate for partnership and corporations 20-year Treasury as of February 19, 2021 Source: Duff & Phelps 2020 Decile: Micro Cap (10) with equity value range of $2.0 million to $229.7 million Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium Based on weighted average cost of debt and preferred, including: (i) GasLog Partners’ cost of secured bank debt (average of ~4.1%), (ii) GasLog’s unsecured notes YTW of ~7.0% extended to 20-years by addition of ~200 bps premium for U.S. Treasury maturing in 2041 vs 2022 and (iii) GasLog Partner’s average preferred equity yield of ~10.0% 39 8.0%9.1%9.4%9.8%10.1% 8.0%9.1%9.5%9.8%10.2% 8.1%9.1%9.5%9.8%10.2% 8.1%9.2%9.5%9.9%10.2% 8.1%9.2%9.5%9.9%10.3% WACC9.2%9.5% 7.9%8.8%9.1%9.4%9.8% 7.9%8.9%9.2%9.5%9.8% 8.0%8.9%9.2%9.5%9.8% 8.0%8.9%9.2%9.5%9.8% 8.0%8.9%9.2%9.6%9.9% WACC GasLog Partners LP$3.36$170.2$1,665.190.7%1.090.10 Mean71.2%0.980.31 Median72.5%1.090.30 CAPM